                                                                  Exhibit 10

                          INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Post-effective Amendment No. 10 to Registration Statement No. 33-41628 of Sun Life of Canada (U.S.) Variable Account F on Form N-4 of our report dated February 6, 1998 accompanying the financial statements of Sun Life of Canada (U.S.) Variable Account F and to the use of our report dated February 5, 1998 accompanying the financial statements of Sun Life Assurance Company of Canada (U.S.) appearing in the Prospectus, which is part of such Registration Statement, and to the incorporation by reference of our reports dated February 5, 1998 appearing in the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended December 31, 1997.

We also consent to the references to us under the headings "Condensed Financial Information - Accumulation Unit Values" and "Accountants" in such Prospectus.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 29, 1998